                                                                     Exhibit (p)

                              CODE OF ETHICS FOR
                           DOMINI SOCIAL EQUITY FUND
                          DOMINI INSTITUTIONAL TRUST
                         DOMINI SOCIAL INDEX PORTFOLIO

                           Revised January 14, 2000

     Domini Social Equity Fund, Domini Institutional Trust and Domini Social Index Portfolio, each on behalf of its current and future series (each, an "Investment Company"; collectively, the "Investment Companies") have each determined to adopt this Code of Ethics (the "Code") as of January 14, 2000, to specify and prohibit certain types of personal securities transactions deemed to create a conflict of interest and to establish reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(c) under the Investment Company Act of 1940 (the "1940 Act").

I.   DEFINITIONS
     -----------

     A An "Access Person" means (i) any Trustee, Director, officer or Advisory Person (as defined below) of the Investment Company or any investment adviser thereof, or (ii) any director or officer of a principal underwriter of the Investment Company who, in the ordinary course of his or her business, makes, participates in or obtains information regarding the purchase or sale of securities for the Investment Company for which the principal underwriter so acts or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the Investment Company regarding the purchase or sale of securities; or (iii) notwithstanding the provisions of clause (i) above, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients (as determined in accordance with Rule 17j-1 of the 1940 Act), any trustee, director, officer or Advisory Person of the investment adviser who, with respect to the Investment Company, makes any recommendation or participates in the determination of which recommendations shall be made, or whose principal function or duties relate to the determination of which recommendations shall be made to the Investment Company or who in connection with his or her duties, obtains any information concerning securities recommendations being made by such investment adviser to the Investment Company.

     B An "Advisory Person" means (i) any employee of the Investment Company or any investment adviser or investment manager thereof (or of any company in a control relationship to the Investment Company or such investment adviser), who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of securities by the Investment Company or whose functions relate to any recommendations with respect to such purchases or sales and (ii) any natural person in a control relationship with the Investment Company or adviser who obtains information regarding the purchase or sale of securities (or any recommendation with respect thereto).

     C A "Portfolio Manager" means any person or persons with the direct responsibility and authority to make investment decisions affecting the Investment Company.

     D "Access Persons," "Advisory Persons" and "Portfolio Managers" shall not include any individual who is required to file reports with any investment adviser, subadviser, administrator or the principal underwriter pursuant to a code of ethics described in Section V and found by the Trustees to be substantially in conformity with Rule 17j-1 of the 1940 Act.

     E "Beneficial Ownership" shall be interpreted subject to the provisions of Rule 16a-1(a) (exclusive of Section (a)(1) of such Rule) of the Securities Exchange Act of 1934.

     F "Control" shall have the same meaning as set forth in Section 2(a)(9) of the 1940 Act.

     G "Disinterested Trustee" means a Trustee who is not an "interested person" of the Investment Company within the meaning of Section 2(a)(19) of the 1940 Act. An "interested person" includes any person who is a trustee, director, officer or employee of any investment adviser of the Investment Company, or owner of 5% or more of the outstanding stock of any investment adviser of the Investment Company. Affiliates of brokers or dealers are also "interested persons", except as provided in Rule 2(a)(19)(1) under the 1940 Act.

     H "Review Officer" is the person designated by the Investment Company's Board of Trustees to monitor the overall compliance with this Code.
          In the absence of any such designation the Review Officer shall be the Treasurer or any Assistant Treasurer of the Investment Company.

     I "Preclearance Officer" is the person designated by the Investment Company's Board of Trustees to provide preclearance of any personal security transaction as required by this Code.

     J "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security or the purchase or sale of a future or index on a security or option thereon.

     K "Security" shall have the meaning as set forth in Section 2(a)(36) of the 1940 Act (in effect, all securities), except that it shall not include securities issued by the Government of the United States (or any short-term debt security that is a "government security" as that term is defined in the 1940 Act), bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, and shares of registered open-end investment companies.

     L A security is "being considered for purchase or sale" when a recommendation to purchase or sell the security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

     M    A security "held or to be acquired" by the Investment Company means
          (i) a security which, within the most recent 15 days (1) is or has been held by the Investment Company or (2) is being or has been considered by the Investment Company or its investment adviser for purchase by the Investment Company and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a security described in clause (i) of this definition.

II.  STATEMENT OF GENERAL PRINCIPLES
     -------------------------------

     The following general fiduciary principles shall govern the personal investment activities of all Access Persons.

     Each Access Person shall:

     A at all times, place the interests of the Investment Company before his or her personal interests;

     B conduct all personal securities transactions in a manner consistent with this Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and

     C not take any inappropriate advantage of his or her position with or on behalf of the Investment Company.

III. RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES
     ---------------------------------------------

     A.   Unlawful Actions
          ----------------

          No Access Person shall, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Investment Company:

          1. employ any device, scheme or artifice to defraud the Investment Company;

          2. make to the Investment Company any untrue statement of a material fact or omit to state to the Investment Company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          3. engage in any act, practice or course of business which would operate as a fraud or deceit upon the Investment Company; or

          4. engage in any manipulative practice with respect to the Investment Company.

     B  Blackout Periods
        ----------------

          1. No Access Person (other than a Disinterested Trustee) shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership on a day during which he or she knows or should have known the Investment Company has a pending "buy" and "sell" order in that same security until that order is executed or withdrawn.

          2. No Advisory Person or Portfolio Manager shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership within at least seven calendar days before and after the Investment Company trades (or has traded) in that security.

     C  Initial Public Offerings
        ------------------------

        No Advisory Person shall acquire any security in an initial public offering for his or her personal account.

     D  Private Placements
        ------------------

        With regard to private placements, each Advisory Person shall:

          1. obtain express prior written approval from the Preclearance Officer for any acquisition of securities in a private placement (the Review Officer, in making such determination, shall consider, among other factors, whether the investment opportunity should be reserved for the Investment Company, and whether such opportunity is being offered to such Advisory Person by virtue of his or her position with the Investment Company); and

          2. after authorization to acquire securities in a private placement has been obtained, disclose such personal investment with respect to any subsequent consideration by the Investment Company (or any other investment company for which he or she acts in a capacity as an Advisory Person) for investment in that issuer.

          If the Investment Company decides to purchase securities of an issuer the shares of which have been previously obtained for personal investment by an Advisory Person, that decision shall be subject to an independent review by Advisory Persons with no personal interest in the issuer.

     E    Short-Term Trading Profits
          --------------------------

          No Advisory Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities of which such Advisory Person has beneficial ownership within 60 calendar days. Any profit so realized shall, unless the Investment Company's Board of Trustees approves otherwise, be disgorged as directed by the Investment Company's Board of Trustees.

     F    Gifts
          -----

        No Advisory Person shall receive any gift or other things of more than de minimis value from any person or entity that does business with or on behalf of the Investment Company.

     G    Service as a Director or Trustee
          --------------------------------

          1. No Advisory Person shall serve on a board of directors or trustees of a publicly traded company without prior authorization from the Board of Trustees of the Investment Company, based upon a determination that such board service would be consistent with the interests of the Investment Company and its investors.

          2. If board service of an Advisory Person is authorized by the Board of Trustees of the Investment Company such Advisory Person shall be isolated from the investment-making decisions of the Investment Company with respect to the companies of which he or she is a director or trustee.

     H    Exempted Transactions
          ---------------------

          The prohibitions of Section III (other than Section III.C and Section III.D) shall not apply to:

          1. purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

          2. purchases or sales that are non-volitional on the part of the Access Person or the Investment Company, including mergers, recapitalizations or similar transactions;

          3. purchases which are part of an automatic dividend reinvestment plan;

          4. purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

          5. purchases and sales that receive prior approval in writing by the Preclearance Officer as (a) only remotely potentially harmful to the Investment Company because they would be very unlikely to affect a highly institutional market, (b) clearly not economically related to the securities to be purchased or sold or held by the Investment Company or client, and (c) not representing any danger of the abuses proscribed by Rule 17j-1, but only if in each case the prospective purchaser has identified to the Review Officer all factors of which he or she is aware which are potentially relevant to a conflict of interest analysis, including the existence of any substantial economic relationship between his or her transaction and securities held or to be held by the Investment Company.

IV.  COMPLIANCE PROCEDURES
     ---------------------

     A    Preclearance
          ------------

          An Access Person (other than a Disinterested Trustee) may not, directly or indirectly, acquire or dispose of beneficial ownership of a security except as provided below unless:

          1.   such purchase or sale has been approved by the Preclearance
               Officer;

          2. the approved transaction is completed on the same day approval is received; and

          3. the Preclearance Officer has not rescinded such approval prior to execution of the transaction.

          Each Access Person may effect total purchases and sales of up to $25,000 of securities listed on a national securities exchange within any six month period without preclearance from the Board of Trustees or the Preclearance Officer, provided that:

               1)  The six month period is a "rolling" period, i.e., the limit
                                                               -----
            is applicable between any two dates which are six months apart;

               2) Transactions in options and futures, other than options or futures on commodities, will be included for purposes of calculating whether the $25,000 limit has been exceeded. Such transactions will be measured by the value of the securities underlying the options and futures; and

               3) Although preclearance is not required for personal transactions in securities which fall into this de minimis exception, these trades must still be reported pursuant to Section IV.B.

     B.   Reporting
          ---------

     1. Unless excepted by paragraph 2 of this Section IV.B, every Access Person of the Investment Company must report to the Review Officer as described below.

          a. Initial Holdings Reports. Not later than 10 days after the person becomes an Access Person, the following information:

               . the title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

               . the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

               . the date that the report is signed and submitted by the Access Person.

          b. Quarterly Transaction Reports. Not later than 10 days after the end of each calendar quarter, the following information:

               (i) With respect to any transaction during the quarter in a security in which the Access Person had any direct or indirect beneficial ownership:

                    . the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each security involved;

                    . the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                    . the price of the security at which the transaction was effected;

                    . the name of the broker, dealer or bank with or through which the transaction was effected; and

                    . the date that the report is signed and submitted by the Access Person.

               (ii) With respect to any account established by the Access
                    Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                     . the name of the broker, dealer or bank with whom the Access Person established the account;

                     .   the date that the account was established; and

                     . the date that the report is signed and submitted by the Access Person.

               (iii) In the event that no reportable transactions occurred during the quarter, the report should be so noted and returned signed and dated.

          c. Annual Holdings Reports. Not later than each January 31st, the following information (which information must be current as of the immediately preceding December 31st):

               . the title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership;

               . the name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

               . the date on which the report is signed and submitted by the Access Person.

     2. The following are the exceptions to the reporting requirements outlined in Section IV.B.1:

          a. A person need not make any report required under of Section IV.B.1 with respect to transactions effected for, and securities held in, any account over which the person has no direct influence or control, including such an account in which the person has any beneficial ownership.

          b. A Disinterested Trustee who would be required to make the reports required under Section IV.B.1 solely by reason of being a trustee of the Investment Company need not make:

               (i) an initial holdings report or an annual holdings report under Section IV.B.1; or

               (ii) a quarterly transaction report under Section IV.B.1 unless the Disinterested Trustee knew or, in the ordinary course of fulfilling his or her official duties as a Trustee of the Investment Company, should have known, that during the 15-day period immediately before or after the Trustee's transaction in a security, the Investment Company purchased or sold the security (or such security was added to or deleted from the Domini 400 Social Index) or the Investment Company or its investment adviser considered purchasing or selling the security (or such security was being considered for addition to or deletion from the Domini 400 Social Index).

          c.   A person need not make a quarterly transaction report under
               Section IV.B.1 if the report would duplicate information contained in broker trade confirmations or account statements received by the Review Officer with respect to the person in the time period required under Section IV.B.1, if all of the information required under Section IV.B.1 is contained in the broker trade confirmations or account statements or in the records of the Investment Company.

     3. Any report delivered pursuant to Section IV.B.1 may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the securities to which the report relates.

     4.   Each Access Person must certify annually (no later than each January
          31st) that he or she has read and understands this Code of Ethics and has complied with its provisions. Such certificates and reports are to be given to the Review Officer.

     C    Review
          ------

          The Review Officer shall review all of the reports delivered under
          Section IV.B to determine whether a violation of this Code of Ethics may have occurred and shall take into account the exemptions allowed under
          Section III.G hereunder to the extent applicable. Before making a determination that a violation has been committed by an Access Person, the Review Officer shall give such person an opportunity to supply additional information regarding the transaction in question.

V.   INVESTMENT ADVISER'S, ADMINISTRATOR'S OR PRINCIPAL UNDERWRITER'S CODE OF
     ------------------------------------------------------------------------
     ETHICS
     ------

     This Code of Ethics does not apply to "access persons" (as defined in Rule 17j-1 under the 1940 Act) of any investment adviser, subadviser, administrator or principal underwriter of the Investment Company who are not otherwise Access Persons as defined herein. Each investment adviser (including, where applicable, any subadviser), administrator (if any) or principal underwriter of the Investment Company shall:

     A submit to the Board of Trustees of the Investment Company a copy of its Code of Ethics adopted pursuant to Rule 17j-1;

     B promptly report to the Investment Company in writing any material amendments to its Code of Ethics;

     C promptly furnish to the Investment Company upon request copies of any reports made pursuant to such Code of Ethics by any person who is an Access Person of the Investment Company; and

     D immediately furnish to the Investment Company, without request, all material information regarding any violation of such Code of Ethics by any person who is an Access Person of the Investment Company.


VI.  REVIEW BY THE BOARD OF TRUSTEES
     -------------------------------

     Each of the Review Officer of the Investment Company and the Investment Company's investment advisers, subadvisers, administrator and principal underwriter shall furnish a written report to the Board of Trustees, at least annually, that:

     A describes any issues arising under the Code of Ethics or procedures of such entity since the last report to the Board of Trustees, including, but not limited to, information about material violations of its Code of Ethics or procedures and sanctions imposed in response to the material violations; and

     B certifies that the Investment Company, investment adviser, subadviser, administrator or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent its Access Persons from violating its Code of Ethics.

VII. SANCTIONS
     ---------

     A  Sanctions for Violations by Access Persons
        ------------------------------------------

        If the Review Officer determines that a violation of this Code has occurred, he or she shall so advise the Board of Trustees and the Board may impose such sanctions as it deems appropriate, including, inter alia, disgorgement of profits, censure, suspension or termination of the employment of the violator. All material violations of the Code and any sanctions imposed as a result thereto shall be reported periodically to the Board of Trustees.

     B  Sanctions for Violations by Disinterested Trustees
        --------------------------------------------------

        If the Review Officer determines that any Disinterested Trustee has violated this Code, he or she shall so advise the President of the Investment Company and also a committee consisting of the Disinterested Trustees (other than the person whose transaction is at issue) and shall provide the committee with a report, including the record of pertinent actual or contemplated portfolio transactions of the Investment Company and any additional information supplied by the person whose transaction is at issue. The committee, at its option, shall either impose such sanctions as it deems appropriate or refer the matter to the full Board of Trustees of the Investment Company, which shall impose such sanctions as it deems appropriate.

VIII. MISCELLANEOUS
      -------------

     A  Access Persons
        --------------

        The Review Officer of the Investment Company will identify all Access Persons who are under a duty to make reports to the Investment Company and will inform such persons of such duty. Any failure by the Review Officer to notify any person of his or her duties under this Code shall not relieve such person of his or her obligations hereunder.

     B    Records
          -------

          The Investment Company's administrator shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f) under the 1940 Act, and shall be available for examination by representatives of the Securities and Exchange Commission ("SEC"):

          1. a copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

          2. a record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

          3. a copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

          4. a list of all persons who are required, or within the past five years have been required, to make reports pursuant to this Code shall be maintained in an easily accessible place;

          5. copy of each report required under Section VI shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an early accessible place; and

          6. record of any decision, and the reasons supporting the decision, to approve the acquisition by Advisory Persons of securities under Section III.D shall be preserved for a period of not less than five years from the end of the fiscal year in which the approval is granted.

     C    Confidentiality
          ---------------

          All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except to the extent required by law.

     D    Interpretation of Provisions
          ----------------------------

          The Board of Trustees of the Investment Company may from time to time adopt such interpretations of this Code as it deems appropriate.

                           DOMINI SOCIAL EQUITY FUND
                          DOMINI INSTITUTIONAL TRUST
                         DOMINI SOCIAL INDEX PORTFOLIO
                         QUARTERLY TRANSACTIONS REPORT
                         -----------------------------

To: __________________________, Review Officer

From: ___________________________
                  (Your Name)

     This Transaction Report (the "Report") is submitted pursuant to Section IV of the Code of Ethics of Domini Social Equity Fund, Domini Institutional Trust and Domini Social Index Portfolio (each, an "Investment Company"; collectively, the "Investment Companies") and supplies (below) information with respect to transactions in any security in which I may be deemed to have, or by reason of such transaction acquire, any direct or indirect beneficial ownership interest (whether or not such security is a security held or to be acquired by an Investment Company) for the calendar quarter ended ____________.

     Unless the context otherwise requires, all terms used in the Report shall have the same meaning as set forth in the Code of Ethics.

     For purposes of the Report, beneficial ownership shall be interpreted subject to the provisions of the Code of Ethics and Rule 16a-1(a) (exclusive of Section (a)(1) of such Rule) of the Securities Exchange Act of 1934.



                           Nature of
                           Transaction
                           (Whether                                    Name of the
                           Purchase,        Principal                  Broker, Dealer
                           Sale, or         Amount of    Price At      Or Bank With
                           Other Type Of    Securities   Which the     Whom The        Nature Of
Title of      Date of      Disposition      Acquired or  Transaction   Transaction     Ownership
Securities    Transaction  Or Acquisition)  Disposed Of  Was Effected  Was Effected    Securities*
----------    -----------  ---------------  -----------  ------------  --------------  -----------


____________
 * If appropriate, you may disclaim beneficial ownership of any security listed in this report.

     I HEREBY CERTIFY THAT I (1) HAVE READ AND UNDERSTAND THE CODE OF ETHICS OF THE INVESTMENT COMPANY, DATED JANUARY 14, 2000, (2) RECOGNIZE THAT I AM SUBJECT TO THE CODE OF ETHICS, (3) HAVE COMPLIED WITH THE REQUIREMENTS OF THE CODE OF ETHICS OVER THE PAST YEAR, (4) HAVE DISCLOSED ALL PERSONAL SECURITIES TRANSACTIONS OVER THE PAST YEAR REQUIRED TO BE DISCLOSED BY THE CODE OF ETHICS,
(5) HAVE SOUGHT AND OBTAINED PRECLEARANCE WHENEVER REQUIRED BY THE CODE OF ETHICS AND (6) CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT.


NAME (Print) ___________________________________________________________________

SIGNATURE    ___________________________________________________________________
DATE         ___________________________________________________________________

                           DOMINI SOCIAL EQUITY FUND
                          DOMINI INSTITUTIONAL TRUST
                         DOMINI SOCIAL INDEX PORTFOLIO
    (each an "Investment Company"; collectively the "Investment Companies"

                  PERSONAL TRADING REQUEST AND AUTHORIZATION
                  ------------------------------------------

Personal Trading Request (to be completed by Access Person prior to any personal
--------------------------------------------------------------------------------
trade):
------

Name:                         _________________________________

Date of proposed transaction: _________________________________

Name of the issuer and dollar amount or number of securities of the issuer to be purchased or sold:

________________________________________________________________________________

Nature of the transaction (i.e., purchase, sale):/1/ ___________________________

Are you or a member of your immediate family an officer or director of the issuer of the securities or of any affiliate/2/ of the issuer? Yes ____ No ____

     If yes, please describe: ________________________________________________

Describe the nature of any direct or indirect professional or business relationship that you may have with the issuer of the securities./3/

________________________________________________________________________________

Do you have any material nonpublic information concerning the issuer?

               Yes _____  No ______

______________________
      /1/If other than market order, please describe any proposed limits.

  /2/For purposes of this question, "affiliate" includes (i) any entity that directly or indirectly owns, controls or holds with power to vote 5% or more of the outstanding voting securities of the issuer and (ii) any entity under common control with the issuer.

  /3/A "professional relationship" includes, for example, the provision of legal counsel or accounting services. A "business relationship" includes, for example, the provision of consulting services or insurance coverage.

Do you beneficially own more than 1/2 of 1% of the outstanding equity securities of the issuer?

               Yes _______  No _______

     If yes, please report the name of the issuer and the total number of shares "beneficially owned":


________________________________________________________________________________

Are you aware of any facts regarding the proposed transaction, including the existence of any substantial economic relationship between the proposed transaction and any securities held or to be acquired by an Investment Company, that may be relevant to a determination of the existence of a potential conflict of interest?/4/

               Yes _______  No _______


     If yes, please describe:

________________________________________________________________________________


     To the best of your knowledge and belief, the answers that you have provided above are true and correct.


                                        ___________________________
                                        Signature

_____________________
   /4/ Facts that would be responsive to this question include, for example (i) receipt of "special favors" from a stock promoter, including participation in a private placement or initial public offering as an inducement to purchase other securities for the Investment Company, or (ii) investment in securities of a limited partnership that in turn owns warrants of a company formed for the purpose of effecting a leveraged buy-out, in circumstances where the Investment Company might invest in securities related to the leveraged buy-out. The foregoing are only examples of pertinent facts and in no way limit the types of facts that may be responsive to this question.

Approval or Disapproval of Personal Trading Request (to be completed by
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Preclearance Officer):
---------------------


_____ I confirm that the above-described proposed transaction appears to be consistent with the policies described in the Code of Ethics, and that the conditions necessary/5/ for approval of the proposed transaction have been satisfied.

_____ I do not believe the above-described proposed transaction is consistent with the policies described in the Code of Ethics, or that the conditions necessary for approval of the proposed transaction have been satisfied.


Dated: ____________                   Signed: _______________________


                                      Title:  _______________________


__________________
  /5/ In the case of a personal securities transaction by an Access Person of the Investment Company (other than Disinterested Trustees), the Code of Ethics requires that the Preclearance Officer determine that the proposed personal securities transaction (i) is not potentially harmful to the Investment Company
(ii) would be unlikely to affect the market in which the Investment Company's portfolio securities are traded, and (iii) is not related economically to securities to be purchased, sold, or held by the Investment Company. In addition, the Code requires that the Preclearance Officer determine that the decision to purchase or sell the security at issue is not the result of information obtained in the course of the Access Person's relationship with the Investment Company.

                         DOMINI SOCIAL INVESTMENTS LLC
                                (the "Adviser")

                          DSIL INVESTMENT SERVICES LLC
                              (the "Distributor")

                                 Code of Ethics

                             Revised March 1, 2000

     This Code of Ethics is intended to (a) minimize conflicts of interest, and even the appearance of conflicts of interest, between the personnel of the Adviser and the Distributor and their respective clients in the securities markets and (b) effect compliance with applicable securities laws.

     Each of the Adviser and the Distributor depends upon a high level of public and client confidence for its success. That confidence can be maintained only if the employees of the Adviser and the Distributor observe the highest standards of ethical behavior in the performance of their duties. This Code (as it may be amended or modified from time to time) is intended to inform all employees of the Adviser and the Distributor of certain standards of conduct which they are expected to observe.

     It is not possible to provide a precise, comprehensive definition of a conflict of interest. However, one factor which is common to all conflict of interest situations is the possibility that an employee's actions or decisions will be affected because of an actual or potential divergence between his or her personal interests and those of the Adviser or the Distributor, as applicable, or its clients. A particular activity or situation may be found to involve a conflict of interest even though it does not result in any financial loss to the Adviser or the Distributor, as applicable, or its clients and regardless of the motivation of the employee involved. In all cases, if a conflict situation arises between an employee and the Adviser or the Distributor, as applicable, or its clients, the interest of the Adviser or the Distributor, as applicable, or its client shall prevail.

     This Code also addresses the possibility that personnel may, by virtue of their positions with the Adviser or the Distributor, as applicable, be afforded opportunities to participate in certain investment opportunities that are not generally available to the investing public. Accepting such opportunities would tend to compromise the independent judgment personnel are expected to exercise for the benefit of clients and is therefore unacceptable.

     This Code is intended to help address these concerns in a systematic way. However, it is important that personnel go beyond the letter of this Code and remain sensitive to the need to avoid improper conflicts of interest, or even the appearance of such conflicts of interest, that are not expressly addressed by this Code.

     This Code shall be administered by the Review Person and the Deputy Review Person. Carole M. Laible is hereby named the "Review Person" and shall serve in such capacity until the Management Committee of the Adviser and the Distributor's Board of Managers designate a successor Review Person. Adam Kanzer is hereby named the "Deputy Review Person" and shall serve in such capacity until the Management Committee of the Adviser and the Distributor's Board of Managers designate a successor Deputy Review Person. The Deputy Review Person shall be responsible for administering the Code (including preclearance of trades and review of transaction reports) for the Review Person.

1.   Scope of this Code.

     (a) Persons Covered. This Code applies to (i) each managing member, manager, officer or Advisory Person (as defined below) of the Adviser and (ii) each employee, managing member, manager or officer of the Distributor who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Covered Securities by a Fund (as defined below) for which the Distributor acts, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to a Fund regarding the purchase or sale of Covered Securities (each, an "Access Person"). All full-time employees of the Adviser and the Distributor
                    ----------------------------------------------------------
          shall be considered Access Persons unless advised, in writing, to the
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          contrary by the Review Person.
          -----------------------------

          An "Advisory Person" is (i) any employee of the Adviser (or of any company in a control relationship to the Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by a Fund or any other client of the Adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and (ii) any natural person in a control relationship with the Adviser who obtains information concerning the recommendations made by the Adviser with regard to the purchase or sale of Covered Securities.

          A "Fund" is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") for which the Adviser provides investment advisory services or for which the Distributor provides distribution services, as applicable.

     (b) Definition of Securities. As used in this Code, the term "securities" means all types of securities as defined in Section 2(a)(36) of the 1940 Act, and includes all types of debt, equity, and other securities, including, among other things, common and preferred stocks, bonds, mutual fund shares, money market instruments, debentures, notes, limited partnership interests, warrants, depositary receipts, options and other derivative securities. This Code does not apply to savings, checking, NOW or money market accounts with banks, savings and loan associations, credit unions or similar institutions.

          Definition of Covered Security. As used in this code "Covered Security" means any security except for (i) direct obligations of the Government of the United States, (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, and (iii) shares issued by open-end investment companies registered under the 1940 Act. A direct obligation of the Government of the United States includes any security issued or guaranteed as to principal or interest by the Government of the United States or by any agency or instrumentality of the Government of the United States.

          A "Security Held or to be Acquired" by a Fund means (i) any Covered Security which, within the most recent 15 days (A) is or has been held by the Fund or (B) is being or has been considered by the Fund or the Adviser for purchase by the Fund and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in the preceding clause (i).

     (c) Beneficial Ownership. For purposes of this Code, "beneficial ownership" is interpreted in the same manner as it would be under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, and the rules and regulations thereunder. Accordingly, a person shall have "beneficial ownership" of any security if he or she, directly or indirectly, through any contact, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. A person has a pecuniary interest in a security if he or she has the opportunity, directly or indirectly, to profit or share in any profit from a transaction in the subject security. A person may have an indirect pecuniary interest in a security if, among other things:

               (i) the security is held by a member of that person's immediate family sharing the same household;

               (ii) the person is a general partner and the security is held by the general partnership or limited partnership;

               (iii) the person's interest in such security is held by a trust;
                     or

               (iv) the person has a right to acquire such security through the exercise or conversion of any derivative security, whether or not presently exercisable.

     (d) Types of Transactions Covered. This Code applies to all types of transactions in securities, including purchases, sales, exchanges, redemptions, short sales, donations, and gifts.

2.   Prohibited Securities Transactions.

     (a) Unlawful Actions. No Access Person shall, in connection with the purchase or sale, directly or indirectly, by such Access Person of a Security Held or to be Acquired by a Fund:

          (i)   employ any device, scheme or artifice to defraud the Fund;

          (ii) make any untrue statement of a material fact to the Fund or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          (iii) engage in any act, practice or course of business which would operate as a fraud or deceit upon the Fund; or

          (iv)  engage in any manipulative practice with respect to the Fund.

     (b) Restricted Securities. At the start of every month, the Review Person will circulate a list of all issuers that during the month will be reviewed or evaluated by the Adviser or its affiliate, Kinder, Lydenberg, Domini & Co., Inc. ("KLD") for addition to, or removal from, the Domini Social Index or any other index established or maintained by the Adviser or KLD (each, an "Index"). The list will also include issuers for which the Adviser or KLD completed an review or evaluation for addition to or removal from an Index during the preceding month. The securities of each issuer on that list will be considered "Restricted Securities" until the circulation by the Adviser of a subsequent monthly list that does not include such issuer. An issuer shall remain on the list circulated for the next month following the month in which the Adviser or KLD completes its review or evaluation of the issuer for addition to or removal from an Index and publishes the results of such review or evaluation (including any decision to add the issuer to, or remove the issuer from, an Index).

     (c)  Restrictions.  No Access Person shall:

          (i) effect any transaction in any security that is a Restricted Security at the time such transaction is effected; or

          (ii) purchase or otherwise acquire any security that reasonably appears to have been offered or made available to such an Access Person by virtue of his/her position with the Adviser or the Distributor, as applicable, and is not generally available to the investing public.

     (d) Exceptions. The restrictions set forth in Sections 2(c), 5(a)(iii) and 5(a)(iv) of this Code shall not apply to the following:

          (i) transactions in shares of any open-end investment companies (open-end mutual funds) that are registered under the 1940 Act;

          (ii) purchases made pursuant to an automatic dividend reinvestment plan;

          (iii) receipts of stock dividends, stock splits, or similar distributions;

          (iv) transfers that are gifts or donations, provided that the donee represents in writing that he or she has no present intention of selling the securities;

          (v) transactions for the sole account and benefit of other persons to whom an Access Person has a fiduciary relationship apart from the Adviser or the Distributor, as applicable;

          (vi) transactions effected on behalf of an Access Person that are beyond his or her reasonable control;

          (vii) purchases made upon the exercise of rights distributed by an issuer on a pro rata basis to all holders of a class of its
                             --------
                 securities, and sales of any such rights so acquired;

          (viii) the receipt by an Access Person of securities as compensation for, or in connection with, his or her employment or the exercise by an Access Person of an option or warrant received by such Access Person as compensation for, or in connection with, his or her employment; and

          (ix) transactions that receive prior written approval of the Review Person, on the grounds that they are unlikely to have any adverse effect on the Adviser or the Distributor, as applicable, or their respective clients, involve no apparent impropriety, and appear to be consistent with applicable securities laws.

3.   Misuse of Inside Information.

     (a) Definition of Inside Information. For purposes of this Code, "Inside Information" means any information obtained by an employee of the Adviser or the Distributor in connection with his or her work on behalf of the Adviser or the Distributor that such employee knows, or in the exercise of reasonable care should know, is (i) not available to the investing public generally, and (ii) material to a decision to effect a transaction in a security.

     (b) Ban on Trading. No employee of the Adviser or the Distributor shall effect any transaction in, directly or indirectly, any security on the basis of any Inside Information. This restriction is not subject to the exceptions set forth in Sections 2(d), 4(b), or 5(b).

     (c) Ban on Release or Disclosure. No employee of the Adviser or the Distributor shall release or disclose Inside Information to any person outside of the Adviser or the Distributor except that:

          (i) employees may release to authorized representatives of a client Inside Information to which that client is entitled;

          (ii) employees may release Inside Information to the Adviser's or the Distributor's lawyers, accountants, and consultants as appropriate in the conduct of the Adviser's or the Distributor's affairs;

          (iii) employees may release Inside Information to regulatory officials and other persons as required by law; and

          (iv) employees may release Inside Information in accordance with the policies established by the Adviser's Management Committee or the Distributor's Board of Managers, as applicable and the instructions of the Review Person.

4.   Reporting.

     (a) Reporting Requirements. Each Access Person shall (unless excepted under Section 4(b)) report to the Review Person as set forth below:

          (i) Initial Holdings Reports. Not later than 10 days after the person becomes an Access Person, the following information:

               (A) the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

               (B) the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

               (C) the date that the report is signed and submitted by the Access Person.

          (ii) Quarterly Transaction Reports. Not later than 10 days after the end of each calendar quarter, the following information:

               (A) With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect beneficial ownership:

                    . the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

                    . the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                    . the price of the Covered Security at which the transaction was effected;

                    . the name of the broker, dealer or bank with or through which the transaction was effected; and


                    . the date that the report is signed and submitted by the Access Person.

               (B) With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

                    the name of the broker, dealer or bank with whom the Access Person established the account;

                    the date that the account was established; and

                    the date that the report is signed and submitted by the Access Person.

               (C) In the event that no reportable transactions occurred during the quarter, the report should be so noted and returned signed and dated.

         (iii) Annual Holdings Reports. Not later than each January 31st, the following information (which information must be current as of the immediately preceding December 31st):

               . the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership;

               . the name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

               . the date on which the report is signed and submitted by the Access Person.

     (b) Exceptions to Reporting Requirements. The following are the exceptions to the reporting requirements outlined in Section 4(a):

         (i) A person need not make any report under Section 4(a) with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct influence or control.

         (ii)  A person need not make a quarterly transaction report under
               Section 4(a)(ii) if the report would duplicate information contained in broker trade confirmations or account statements received by the Review Person with respect to the person in the time period required under Section 4(a)(ii) and if all of the information required under Section 4(a)(ii) is contained in the broker trade confirmations or account statements or in the records of the Adviser or the Distributor, as applicable.

     (c) Certification. Each Access Person shall certify to the Review Person in writing that (i) he or she has read and understands this Code, (ii) he or she understands that he or she is subject to this Code, (iii) he or she has complied with the requirements of this Code, and (iv) he or she has disclosed or reported all securities transactions required to be disclosed or reported under this Code, such certification to be given at the following times: (A) in the case of persons that are Access Persons at the date hereof, within 30 days after the adoption of this Code; (B) in the case of persons that become Access Persons after the date hereof, no later than 10 days after such person becomes an Access Person; and (C) in all cases, once every calendar year on or before January 31st.

5.   Preclearance of Certain Securities Transactions.

     (a)  Preclearance Requirements.  No Access Person shall:

          (i) acquire, directly or indirectly, beneficial ownership in any securities (including Restricted Securities) in an initial public offering;

          (ii) acquire, directly or indirectly, beneficial ownership in any securities (including Restricted Securities) in a private placement transaction;

          (iii) effect any transaction (other than those transactions described in clauses (i) and (ii) above) in any security; or

          (iv) profit from the purchase and sale, or the sale and purchase, of the same or equivalent securities within 60 calendar days;

          unless, in each case, the transaction has been approved by the Review Person not more than 72 hours prior to initiation of the transaction (and such approval has not been rescinded).

     (b) Exceptions to Preclearance Requirements. Sections 5(a)(iii) and 5(a)(iv) shall not apply to the following:

          (i) any transaction that is exempt under Section 2(d), including transactions in shares of any open-end investment companies that are registered under the 1940 Act;

          (ii) any transactions in securities listed on a national securities exchange of a company having a total market capitalization (at the time of the transaction or, if such information is not available, according to the company's most recent published annual or quarterly financial statements) of not less than $5 billion;

          (iii) transactions in the debt instruments issued or guaranteed by a state or local government;

          (iv) transactions in debt instruments issued or guaranteed by the United States Government, Quasi United States Government Agency or instrumentality of the United States; or

          (v) total purchases and sales of up to $25,000 of securities listed on a national securities exchange within any rolling six month period.

6.   Additional Restrictions on Access Persons.

     (a) Gifts. No Access Person shall accept any gift or gratuity from any person or business entity that does business with the Adviser or the Distributor, provided this restriction does not apply to:

          (i) any gifts or gratuities received in any 90 day period from any one person or business entity, or several related persons or business entities, having an aggregate fair market value of not more than $150;

          (ii) travel, lodging, entertainment, food, and beverages provided in connection with a business or professional meeting or function; and

          (iii) goods and services, such as investment research reports and newsletters, that are used in the conduct of the business of the Adviser or the Distributor, as applicable.

     (b) Service as a Director of a Publicly Traded Company. No Access Person shall serve as a director of a company that files or is required to file with the Securities and Exchange Commission periodic reports under Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (such as 10-Ks, 1O-Qs, and 8-Ks) without the prior approval of the Review Person.

7.   Review by the Review Person.

    (a) Review of Reports. The Review Person shall review all of the reports delivered under Section 4 to determine whether a violation of this Code may have occurred. Before making a determination that a violation has been committed by an Access Person, the Review Officer shall give such person an opportunity to supply additional information regarding the transaction in question.

    (b) Factors to be Considered. In reviewing proposed transactions and other matters submitted for preclearance or approval under this Code, the Review Person shall consider whether such transactions or matters involve or are likely to involve: (i) violations of this Code or applicable securities laws; (ii) improper use of Inside Information; or (iii) an investment opportunity that should be reserved for the Adviser or the Distributor, as applicable, or its clients.

     (c) Approval Subject to Conditions. The Review Person may grant approval of proposed transactions and other matters submitted for preclearance or approval under this Code subject to such conditions as the Review Person may impose to protect the interests of the Adviser and the Distributor and their respective clients, including, among other things, requiring that an Access Person who is authorized to acquire securities in a private placement disclose that investment when he or she plays a part in a review or analysis of the issuer of the securities.

     (d) Deputy Review Person May Act When Review Person is Unavailable. In the event the Review Person is unavailable to review any report or proposed transaction or other matter under this Code and it is unlikely that the Review Person will become available in sufficient time to review the report in a timely manner or for the transaction or other matter to proceed without material hardship, the Deputy Review Person may review such report or perform all functions of the Review Person under the Code with respect to such transaction or other matter. Nonetheless, the Deputy Review Person may defer review of any report or transaction or other matter until the Review Person is available to conduct such review.

8. Sanctions. Any violations of this Code will be reported to and subject to review by the Management Committee of the Adviser or the President of the Distributor, as applicable.

     (a) If the Management Committee or the President, as applicable, determines that a violation of this Code has occurred, the Management Committee or the President, as applicable, may impose such sanctions as is deemed appropriate, including, among other things:

          (i)  a letter of censure,

          (ii) forfeiture of any profit made or loss avoided from a transaction in violation of this Code, or

          (iii)  suspension or termination of employment.

     (b) Any Access Person subject to any sanctions imposed by the Management Committee or the President under this Code shall be entitled, upon request made within 60 days of the imposition of such sanctions, to a complete review of the matter by the Board of Managers of the Adviser or the Board of Managers of the Distributor, as applicable. Pending such a review the Management Committee of the Adviser or the President of the Distributor, as applicable, may impose such interim sanctions as is deemed appropriate to protect the interests of the Adviser or the Distributor, as applicable, until final resolution of the matter.

     (c)  Any violations resulting in sanctions will be reported to:

          (i) the Board of Managers of the Adviser or the Board of Managers of the Distributor, as applicable, and

          (ii) (other than with respect to interim sanctions pending the applicable Board of Managers review of a matter) the board of directors or trustees of each Fund.

9.   Miscellaneous.

     (a) Access and Advisory Persons. The Review Person will identify all Access and Advisory Persons who are under a duty to make reports under this Code and will inform such persons of such duty. Any failure by the Review Person to notify any person of his or her duties under this Code shall not relieve such person of his or her obligations hereunder.

     (b) Records. Each of the Adviser and the Distributor shall maintain records in the manner and to the extent set forth below, and shall be available for examination by representatives of the Securities and Exchange Commission ("SEC"):

          (i) a copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

          (ii) a record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

          (iii) a copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

          (iv) a list of all persons who are required, or within the past five years have been required, to make reports pursuant to this Code shall be maintained in an easily accessible place; and

          (v) record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of securities under Section 5(a) shall be preserved for a period of not less than five years from the end of the fiscal year in which the approval is granted.

     (c) Confidentiality. All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except to the extent required by law.

[LOGO] Mellon
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                                                       Securities Trading Policy


                            [PICTURE APPEARS HERE]

[LOGO] Mellon


                                                                       July 2000


Dear Mellon Financial Employee:

At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,




/s/ Martin G. McGuinn


Martin G. McGuinn
Chairman and Chief Executive Officer

Table of Contents
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                                                                                    Page #
INTRODUCTION......................................................................       1

CLASSIFICATION OF EMPLOYEES.......................................................       2
     Insider Risk Employees.......................................................       2
     Investment Employees.........................................................     2-3
     Access Decision Makers.......................................................       3
     Other Employees..............................................................       3
     Consultants, Independent Contractors and Temporary Employees.................       3

PERSONAL SECURITIES TRADING PRACTICES.............................................    4-45

   Section One-Applicable to Insider Risk Employees

     Quick Reference - Insider Risk Employees.....................................       4
     Standards of Conduct for Insider Risk Employees..............................     5-9
     Restrictions on Transactions in Mellon Securities............................   10-12
     Restrictions on Transactions in Other Securities.............................   12-15
     Protecting Confidential Information..........................................   16-18

   Section Two-Applicable to Investment Employees

     Quick Reference - Investment Employees.......................................      19
     Standards of Conduct for Investment Employees................................   20-25
     Restrictions on Transactions in Mellon Securities............................   26-28
     Restrictions on Transactions in Other Securities.............................   28-31
     Protecting Confidential Information..........................................   32-34
     Special Procedures for Access Decision Makers................................      34

   Section Three-Applicable to Other Employees

     Quick Reference - Other Employees............................................      35
     Standards of Conduct for Other Employees.....................................   36-37
     Restrictions on Transactions in Mellon Securities............................   37-39
     Restrictions on Transactions in Other Securities.............................   39-42
     Protecting Confidential Information..........................................   43-45

GLOSSARY

   Definitions....................................................................   46-52
   Exhibit A - Sample Letter to Broker............................................      53

Introduction
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The Securities Trading Policy (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit & Risk Review Department.

Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.

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Classification of Employees
=======================---------------------------------------------------------

                                      The Policy is applicable to all employees of Mellon and all of its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees. It does not include consultants and contract or temporary employees, nor employees of subsidiaries which are 50% or less owned by Mellon. Although the Policy provisions generally have worldwide applicability, some sections of the Policy may conflict with the laws or customs of the countries in which Mellon operations are located. The Policy may be amended for operations outside the United States only with the approval of the Manager of Corporate Compliance.

                                      Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories: Insider Risk Employee, Investment Employee, Access Decision Maker and Other Employee. Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                                      Business line management, in conjunction with the Manager of Corporate Compliance, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of Corporate Compliance.

Insider Risk Employee                 You are considered to be an Insider Risk
                                      Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's commercial credit or corporate finance customers. This will typically include certain employees in the credit, lending and leasing businesses, certain members of the Audit & Risk
                                      Review, and Legal Departments, and all
                                      members of the Senior Management Committee who are not Investment Employees.


Investment Employee                   You are considered to be an Investment
                                      Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's trading in securities for the accounts of others, and/or if you provide investment advice.

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Classification of Employees
=======================---------------------------------------------------------

Investment Employee                   This will typically include:
(cont.)                               . certain employees in fiduciary
                                        securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions;

                                      . an employee of a Mellon entity
                                        registered under the Investment Advisers
                                        Act of 1940 who is also an "Access
                                        Person" as defined by Rule 17j-1 of the
                                        Investment Company Act of 1940 (see
                                        glossary); and

                                      . any member of Mellon's Senior Management
                                        Committee who, as part of his/her usual
                                        duties, has management responsibility
                                        for fiduciary activities or routinely
                                        has access to information about
                                        customers' securities transactions.

Access Decision Maker (ADM)           A person designated as such by the
                                      Investment Ethics Committee. Generally,
                                      this will be portfolio managers and
                                      research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts.
                                      See further details in the Access Decision
                                      Maker edition of the Policy.

Other Employee                        You are considered to be an Other
                                      Employee if you are an employee of Mellon
                                      Financial Corporation or any of its direct or indirect subsidiaries who is not an Insider Risk Employee, Investment
                                      Employee, or an ADM.

Consultants, Independent              Managers should inform consultants,
Contractors and Temporary             independent contractors and temporary
Employees                             employees of the general provisions of the
                                      Policy (such asthe prohibition on trading while in possession of material nonpublic information), but generallythey will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an Insider Risk Employee, Investment Employee or Access Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

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Personal Securities Trading Practices
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Section One-Applicable to Insider Risk Employees

QUICK REFERENCE-INSIDER RISK EMPLOYEES

Some things you must do

Duplicate Statements & Confirmations--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Manager of Corporate Compliance, Mellon Financial Corporation, PO Box 3130, Pittsburgh, PA 15230-3130:

 . Trade confirmations summarizing each transaction

 . Periodic statements

Exhibit A of this Policy can be used to notify your broker. This applies to all accounts in which you have a beneficial interest. (See Glossary)

Preclearance--Before initiating a securities transaction, written preclearance must be obtained from the Manager of Corporate Compliance. This can be done by completing a Preclearance Request Form and:

 . delivering the request to the Manager of Corporate Compliance, AIM 151-4340,

 . faxing the request to (412) 234-1516, or

 . contacting the Manager of Corporate Compliance for other available notification options.

Preclearance Request Forms can be obtained from Corporate Compliance (412) 234-1661. If preclearance approval is received the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

Special Approvals

 . Acquisition of securities in a Private Placement must be precleared by the employee's Department/ Entity head and the Manager of Corporate Compliance.

 . Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

Some things you must not do Mellon Securities--The following transactions in Mellon securities are prohibited for all Mellon Employees:

 . Short sales

 . Purchasing and selling or selling and purchasing within 60 days

 . Purchasing or selling during a blackout period

 . Margin purchases or options other than employee options.

Non-Mellon Securities--New investments in financial services organizations are prohibited for certain employees only-see page 13.

Other restrictions are detailed throughout Section One.
Read the Policy!

Exemptions

Preclearance is NOT required for:

 . Purchases or sales of municipal bonds, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, securities issued by investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.

 . Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.

 . Transactions that are non-volitional on the part of an employee (such as stock dividends).

 . Changes in elections under Mellon's 401(k) Retirement Savings Plan.

 . An exercise of an employee stock option administered by Human Resources.

 . Automatic reinvestment of dividends under a DRIP or Automatic Investment Plan.
  (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)

 . Sales of securities pursuant to tender offers and sales or exercises of "Rights" (see page 7).

Questions?
(412) 234-1661

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.
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Personal Securities Trading Practices
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STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES

                                      Because of their particular
                                      responsibilities, Insider Risk Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

                                      Every Insider Risk Employee must follow
                                      these procedures or risk serious
                                      sanctions, including dismissal. If you
                                      have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

Conflict of Interest                  No employee may engage in or recommend any
                                      securities transac-tion that places, or
                                      appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic Information        No employee may engage in or recommend a
                                      securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Brokers Trading Accounts--All Insider Risk Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

Personal Securities Transactions      Trading Accounts--All Insider Risk
                                      Employees are required to instruct Reports their broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate
                                      Compliance copies of all trade
                                      confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Insider Risk Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is in Exhibit A.

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Preclearance for Personal                     All Insider Risk Employees must
Securities Transactions                       notify the Manager of Corporate
                                              Compliance in writing and receive
                                              preclearance before they engage in
                                              any purchase or sale of a
                                              security. Insider Risk Employees
                                              should refer to the provisions
                                              under "Beneficial Ownership" on
                                              page 15, which are applicable to
                                              these provisions.

                                              All requests for preclearance for
                                              a securities transaction shall be
                                              submitted by completing a
                                              Preclearance Request Form which
                                              can be obtained from the Manager
                                              of Corporate Compliance.

                                              The Manager of Corporate
                                              Compliance will notify the Insider
                                              Risk Employee whether the request
                                              is approved or denied, without
                                              disclosing the reason for such
                                              approval or denial.

                                              Notifications may be given in
                                              writing or verbally by the Manager
                                              of Corporate Compliance to the
                                              Insider Risk Employee. A record of
                                              such notification will be
                                              maintained by the Manager of
                                              Corporate Compliance. However, it
                                              shall be the responsibility of the
                                              Insider Risk Employee to obtain a
                                              written record of the Manager of
                                              Corporate Compliance's
                                              notification within 24 hours of
                                              such notification. The Insider
                                              Risk Employee should retain a copy
                                              of this written record.

                                              As there could be many reasons for
                                              preclearance being granted or
                                              denied, Insider Risk Employees
                                              should not infer from the
                                              preclear- ance response anything
                                              regarding the security for which
                                              preclearance was requested.

                                              Although making a preclearance
                                              request does not obligate an
                                              Insider Risk Employee to do the
                                              transaction, it should be noted
                                              that:

                                              . preclearance requests should not
                                                be made for a transaction that
                                                the Insider Risk Employee does
                                                not intend to make.

                                              . preclearance authorization will
                                                expire at the end of the third
                                                business day after it is
                                                received. The day authorization
                                                is granted is considered the
                                                first business day.

                                              . Insider Risk Employees should
                                                not discuss with anyone else,
                                                inside or outside Mellon, the
                                                response they received to a pre-
                                                clearance request. If the
                                                Insider Risk Employee is
                                                preclearing as beneficial owner
                                                of another's account, the
                                                response may be dis- closed to
                                                the other owner.

                                              . Good Until Canceled/Stop Loss
                                                Orders ("Limit Orders") must be
                                                precleared, and security
                                                transactions receiving
                                                preclearance authorization must
                                                be executed before the
                                                preclearance expires. At the end
                                                of the three-day preclearance
                                                authorization period, any
                                                unexecuted Limit Order must be
                                                canceled or a new preclearance
                                                authorization must be obtained.

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Exemptions from Requirement       Preclearance by Insider Risk Employees is not
to Preclear                       required for the following transactions:

                                  . Purchases or sales of Exempt Securities
                                    (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                                  . Purchases or sales of municipal bonds,
                                    closed-end mutual funds; non-financial
                                    commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                                  . Purchases or sales effected in any account
                                    over which an employee has no direct or
                                    indirect control over the investment
                                    decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be exempted from preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                                  . Transactions that are non-volitional on the
                                    part of an employee (such as stock
                                    dividends);

                                  . The sale of Mellon stock received upon the
                                    exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                                  . Changes to elections in the Mellon 401(k)
                                    plan;

                                  . Purchases effected upon the exercise of
                                    rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                                  . Sales of rights acquired from an issuer, as
                                    described above; and/or

                                  . Sales effected pursuant to a bona fide
                                    tender offer.


Gifting of Securities             Insider Risk Employees desiring to make a bona
                                  fide gift of securities or who receive a bona fide gift, including an inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following informa-tion: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transac-tion was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return.
                                  An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

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DRIPs, DPPs and AIPs               Certain companies with publicly traded
                                   securities establish:

                                   .    Dividend Reinvestment Plans (DRIPs)--
                                        These permit shareholders to have their
                                        dividend payments channeled to the
                                        purchase of additional shares of such
                                        company's stock. An additional benefit
                                        offered to DRIP participants is the
                                        right to buy additional shares by
                                        sending in a check before the dividend
                                        reinvestment date ("optional cash
                                        purchases").

                                   .    Direct Purchase Plans (DPPs) -These
                                        allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                                   . Automatic Investment Plans (AIPs)- These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                                   Participation in a DRIP, DPP or AIP is
                                   voluntary.

                                   Insider Risk Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                                   Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

Restricted List                    The Manager of Corporate Compliance will
                                   maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Employees. The
                                   Restricted List will not be distributed
                                   outside of the office of Corporate
                                   Compliance. From time to time, such trading restrictions may be appropriate to protect
                                   Mellon and its Insider Risk Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                                   To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department/entity heads in which Insider Risk Employees are employed are required to inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads.

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Restricted List                    Although the reasons for inclusion on the
(cont.)                            Restricted List may vary, they could
                                   typically include the following:

                                   . Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                                   .    Mellon is involved as a selling
                                        shareholder in a public distribution of
                                        the company's securities;

                                   .    Mellon is involved as an agent in the
                                        distribution of the company's
                                        securities;

                                   .    Mellon has received material nonpublic
                                        information on the company;

                                   .    Mellon is considering the exercise of
                                        significant creditors' rights against
                                        the company; or

                                   .    The company is a Mellon borrower in
                                        Credit Recovery.

                                   Department heads of sections in which Insider Risk Employees are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

                                   The Manager of Corporate Compliance will retain copies of the restricted lists for five years.

Confidential Treatment             The Manager of Corporate Compliance will use
                                   his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential. " However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.

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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                   Employees who engage in transactions
                                   involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                   The following restrictions apply to all
                                   transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 15 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                                   .    Short Sales--Short sales of Mellon
                                        securities by employees are prohibited.

                                   .    Short Term Trading--Employees are
                                        prohibited from purchasing and selling,
                                        or from selling and purchasing, Mellon
                                        securities within any 60 calendar day
                                        period.

                                   . Margin Transactions--Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                                   . Option Transactions--Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                                   .    Major Mellon Events--Employees who have
                                        knowledge of major Mellon events that
                                        have not yet been announced are
                                        prohibited from buying or selling
                                        Mellon's publicly traded securities
                                        before such public announcements, even
                                        if the employee believes the event does
                                        not constitute material nonpublic
                                        information.

                                   .    Mellon Blackout Period--Employees are
                                        prohibited from buying or selling
                                        Mellon's publicly traded securities
                                        during a blackout period. The blackout
                                        period begins the 16th day of the last
                                        month of each calendar quarter and ends
                                        3 business days after Mellon Financial
                                        Corporation publicly announces the
                                        financial results for that quarter.
                                        Thus, the blackout periods begin on
                                        March 16, June 16, September 16 and
                                        December 16. The end of the blackout
                                        period is determined by counting
                                        business days only, and the day of the
                                        earnings announcement is day 1. The
                                        blackout period ends at the end of day
                                        3, and employees can trade Mellon
                                        securities on day 4.

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Mellon 401(k) Plan                 For purposes of the blackout period and the
                                   short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                                   . Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                                   . Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                                   Except for the above there are no other
                                   restrictions applicable to the 401(k) plan.
                                   This means, for example:

                                   .    Employees are not required to preclear
                                        any elections or changes made in their
                                        401(k) account.

                                   .    There is no restriction on employees'
                                        changing their salary deferral
                                        contribution percentages with regard to
                                        either the blackout period or the 60-day rule.

                                   . The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

Mellon Employee                    Receipt--Your receipt of an employee stock
Stock Options                      option from Mellon is not deemed to be a
                                   purchase of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                                   Exercises--The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                                   "Cashless" Exercises--The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

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Mellon Employee                    Sales--The sale of the Mellon securities that
Stock Options                      were received in the exercise of an employee
                                   stock option is treated like any other sale
                                   (cont.) under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                                   Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 15, which is applicable to the following restrictions.

                                   The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below. The following restrictions apply to all securities transactions by employees:

                                   .    Credit, Consulting or Advisory
                                        Relationship--Employees may not buy or
                                        sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                                   .    Customer Transactions--Trading for
                                        customers and Mellon accounts should
                                        always take precedence over employees'
                                        transactions for their own or related
                                        accounts.

                                   . Excessive Trading, Naked Options--Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                                   .    Front Running--Employees may not engage
                                        in "front running," that is, the
                                        purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

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                                   .    Initial Public Offerings--Insider Risk
                                        Employees are prohibited from acquiring
                                        securities through an allocation by the
                                        underwriter of an Initial Public
                                        Offering (IPO) without the approval of
                                        the Manager of Corporate Compliance.
                                        Approval can be given only when the
                                        allocation comes through an employee of
                                        the issuer who is a direct family
                                        relation of the Insider Risk Employee.
                                        Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                                   .    Material Nonpublic Information--
                                        Employees possessing material nonpublic
                                        information regarding any issuer of
                                        securities must refrain from purchasing
                                        or selling securities of that issuer
                                        until the information becomes public or
                                        is no longer considered material.

                                   .    Private Placements--Insider Risk
                                        Employees are prohibited from acquiring
                                        any security in a private placement
                                        unless they obtain the prior written
                                        approval of the Manager of Corporate
                                        Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                                   .    Scalping--Employees may not engage in
                                        "scalping," that is, the purchase or
                                        sale of securities for their own or
                                        Mellon's accounts on the basis of
                                        knowledge of customers' trading
                                        positions or plans.

                                   .    Short Term Trading--All employees are
                                        discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

Prohibition on Investments in           You are prohibited from acquiring any
Securities of Financial Services        security issued by a financial services
Organizations                           organization if you are:

                                   . a member of the Mellon Senior Management Committee.

                                   .    employed in any of the following
                                        departments:
                                        .    Corporate Strategy & Development
                                        .    Legal (Pittsburgh only)
                                        .    Finance (Pittsburgh only)

                                   .    an employee specifically designated by
                                        the Manager of Corporate Compliance and
                                        informed that this prohibition is
                                        applicable to you.

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Prohibition on Investments in           Financial Services Organizations--The
Securities of Financial Services        term "security issued by a financial
Organizations                           services organization" includes any
(cont.)                                 security issued by:
                                        .    Commercial Banks other than Mellon
                                        .    Bank Holding Companies other than
                                             Mellon
                                        .    Insurance Companies
                                        .    Investment Advisory Companies
                                        .    Shareholder Servicing Companies
                                        .    Thrifts
                                        .    Savings and Loan Associations
                                        .    Broker/Dealers
                                        .    Transfer Agents
                                        .    Other Depository Institutions

                                        The term "securities issued by a
                                        financial services organization" does
                                        not include securities issued by mutual
                                        funds, variable annuities or insurance
                                        policies. Further, for purposes of
                                        determining whether a company is a
                                        financial services organization,
                                        subsidiaries and parent companies are
                                        treated as separate issuers.

                                        Effective Date--Securities of financial
                                        services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                                        Additional securities of a financial
                                        services organization acquired through
                                        the reinvestment of the dividends paid
                                        by such financial services organization
                                        through a dividend reinvestment program
                                        (DRIP), or through an automatic
                                        investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan
                                        (DPP) are subject to this prohibition.

                                        Securities acquired in any account over
                                        which an employee has no direct or
                                        indirect control over the investment
                                        decision making process (e.g.,
                                        discretionary trading accounts) are not
                                        subject to this prohibition.

                                        Within 30 days of becoming subject to
                                        this prohibition, all holdings of
                                        securities of financial services
                                        organizations must be disclosed in
                                        writing to the Manager of Corporate
                                        Compliance.
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Beneficial Ownership               The provisions of the Policy apply to
                                   transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                                   .    accounts of a spouse, minor children or
                                        relatives to whom substantial support is contributed;

                                   .    accounts of any other member of the
                                        employee's household (e.g., a relative
                                        living in the same home);

                                   .    trust or other accounts for which the
                                        employee acts as trustee or otherwise
                                        exercises any type of guidance or
                                        influence;

                                   .    corporate accounts controlled, directly
                                        or indirectly, by the employee;

                                   .    arrangements similar to trust accounts
                                        that are established for bona fide
                                        financial purposes and benefit the
                                        employee; and

                                   . any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

Non-Mellon Employee                The provisions discussed above do not apply
Benefit Plans                      to transactions done under a bona fide
                                   employee benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                   The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING CONFIDENTIAL INFORMATION

                                   As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

Insider Trading and Tipping        Federal securities laws generally prohibit
Legal Prohibitions                 the trading of securities while in possession
                                   of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                                   Information is "material" if there is a
                                   substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                                   .    a proposal or agreement for a merger,
                                        acquisition or divestiture, or for the
                                        sale or purchase of substantial assets;

                                   .    tender offers, which are often material
                                        for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                                   .    dividend declarations or changes;

                                   .    extraordinary borrowings or liquidity
                                        problems;

                                   .    defaults under agreements or actions by
                                        creditors, customers or suppliers
                                        relating to a company's credit standing;

                                   .    earnings and other financial
                                        information, such as large or unusual
                                        write-offs, write-downs, profits or
                                        losses;

                                   .    pending discoveries or developments,
                                        such as new products, sources of
                                        materials, patents, processes,
                                        inventions or discoveries of mineral
                                        deposits;

                                   .    a proposal or agreement concerning a
                                        financial restructuring;

                                   .    a proposal to issue or redeem
                                        securities, or a development with
                                        respect to a pending issuance or
                                        redemption of securities;

                                   .    a significant expansion or contraction
                                        of operations;

                                   .    information about major contracts or
                                        increases or decreases in orders;

                                   . the institution of, or a development in, litigation or a regulatory proceeding;

                                   .    developments regarding a company's
                                        senior management;

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Insider Trading and Tipping        .    information about a company received
Legal Prohibitions                      from a director of that company; and
(cont.)
                                   .    information regarding a company's
                                        possible noncompliance with
                                        environmental protection laws.

                                   This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                                   "Nonpublic"--Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                                   If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

Mellon's Policy                    Employees who possess material nonpublic
                                   information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                                   Employees who have investment
                                   responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                   Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                   Questions regarding Mellon's policy on
                                   material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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Restrictions on the Flow of       As a diversified financial services
Information within Mellon         organization, Mellon faces unique challenges
(The "Chinese Wall")              in complying with the prohibitions on insider
                                  trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese
                                  Wall" policy applicable to all employees. The
                                  "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential
                                  Insider Functions) from the Mellon units or individuals that either trade in securities-- for Mellon's account or for the accounts of others--or provide investment advice
                                  (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.

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Section Two-Applicable to Investment Employees

QUICK REFERENCE-INVESTMENT EMPLOYEES

Some things you must do
Statement of Accounts and Holdings--Provide to your Preclearance Compliance Officer a statement of all securities accounts and holdings within 10 days of becoming an Investment Employee, and again annually on request.

Duplicate Statements & Confirmations--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:

     .   Trade confirmations summarizing each transaction

     .   Periodic statements

Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

Preclearance--Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:

     . delivering or faxing the request to the designated Preclearance Compliance Officer, or

     . contacting the designated Preclearance Compliance Officer for other available notification options.

Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade should be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

Special Approvals
 .    Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head, the Manager of Corporate Compliance and the designated Preclearance Compliance Officer.

 .    Acquisition of securities through an allocation by the underwriter of an
     Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

Some things you must not do
Mellon Securities--The following transactions in Mellon securities are prohibited for all Mellon Employees:

 .    Short sales;

 .    Purchasing and selling or selling and purchasing within 60 days;

 .    Purchasing or selling during a blackout period

 .    Margin purchases or options other than employee options.

Non-Mellon Securities--
 .    Purchasing and selling or selling and purchasing within 60 days is discouraged, and any profits must be disgorged.

 .    New investments in financial services organizations are prohibited for certain employees only (see page 30).

Other restrictions are detailed throughout Section Two.
Read the Policy!

Exemptions
Preclearance is NOT required for:

 .    Purchases or sales of high quality short-term debt instruments, non-
     financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, open-end mutual funds, non-affiliated closed-end investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.)
 .    Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.
 .    Transactions that are non-volitional on the part of an employee (such as stock dividends).
 .    Changes in elections under Mellon's 401(k) Retirement Savings Plan.
 .    An exercise of an employee stock option administered by Human Resources.
 .    Automatic reinvestment of dividends under a DRIP or Automatic Investment
     Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)
 .    Sales of securities pursuant to tender offers and sales or exercises of
     "Rights" (see page 23).

Questions?
Contact your designated Preclearance Compliance
Officer. If you don't know who that is, call
412-234-1661

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.
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STANDARDS OF CONDUCT FOR INVESTMENT EMPLOYEES

                                          Because of their particular
                                          responsibilities, Investment Employees
                                          are subject to preclearance and
                                          personal securities reporting
                                          requirements, as discussed below.

                                          Every Investment Employee must follow
                                          these procedures or risk serious
                                          sanctions, including dismissal. If you
                                          have any questions about these
                                          procedures you should consult the
                                          Manager of Corporate Compliance.
                                          Interpretive issues that arise under
                                          these procedures shall be decided by,
                                          and are subject to the discretion of,
                                          the Manager of Corporate Compliance.

Conflict of Interest                      No employee may engage in or recommend
                                          any securities transaction that
                                          places, or appears to place, his or
                                          her own interests above those of any
                                          customer to whom financial services
                                          are rendered, including mutual funds
                                          and managed accounts, or above the
                                          interests of Mellon.

Material Nonpublic                        No employee may divulge the current
Information                               portfolio positions, or current or
                                          anticipated portfolio transactions,
                                          programs or studies, of Mellon or any
                                          Mellon customer to anyone unless it is
                                          properly within his or her job
                                          responsibilities to do so.

                                          No employee may engage in or recommend
                                          a securities transaction, for his or
                                          her own benefit or for the benefit of
                                          others, including Mellon or its
                                          customers, while in possession of
                                          material nonpublic information
                                          regarding such securities. No employee
                                          may communicate material nonpublic
                                          information to others unless it is
                                          properly within his or her job
                                          responsibilities to do so.

Brokers Trading Accounts--All Investment Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

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Personal Securities                Statements & Confirmations--All Investment
Transactions Reports               Employees are required to instruct their
                                   broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate Compliance or designated
                                   Preclearance Compliance Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts.
                                   Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Investment Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate
                                   Compliance or designated Preclearance
                                   Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

                                   Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.

Preclearance for Personal          All Investment Employees must notify the
Securities Transactions            designated Preclearance Compliance Officer
                                   in writing and receive preclearance before they engage in any purchase or sale of a security for their own accounts. Investment
                                   Employees should refer to the provisions under "Beneficial Ownership" on page 31, which are applicable to these provisions.

                                   All requests for preclearance for a
                                   securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

                                   The designated Preclearance Compliance
                                   Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                                   Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The Investment Employee should retain a copy of this written record.

                                   As there could be many reasons for
                                   preclearance being granted or denied,
                                   Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

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Preclearance for Personal          Although making a preclearance request does
Securities Transactions            not obligate an Investment Employee to do
(cont.)                            the transaction, it should be noted that:

                                   . Preclearance requests should not be made for a transaction that the Investment Employee does not intend to make.

                                   .    The order for a transaction should be
                                        placed with the broker on the same day
                                        that preclearance authorization is
                                        received. The broker must execute the
                                        trade by the close of business on the
                                        next business day, at which time the
                                        preclearance authorization will expire.

                                   .    Investment Employees should not discuss
                                        with anyone else, inside or outside
                                        Mellon, the response they received to a
                                        preclearance request. If the
                                        Investment Employee is preclearing as
                                        beneficial owner of another's account,
                                        the response may be disclosed to the
                                        other owner.

                                   .    Good Until Canceled/Stop Loss Orders
                                        ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

Blackout Policy                         Except as described below, Investment
                                        Employees will not generally be given
                                        clearance to execute a transaction in
                                        any security that is on the restricted
                                        list maintained by their Preclearance
                                        Compliance Officer, or for which there
                                        is a pending buy or sell order for an
                                        affiliated account. This provision does
                                        not apply to transactions effected or
                                        contemplated by index funds.

                                        Exceptions--Regardless of any
                                        restrictions above, Investment Employees will generally be given clearance to execute the following transactions:

                                        .    Purchase or sale of up to $50,000
                                             of securities of the top 200
                                             issuers on the Russell list of
                                             largest publicly traded companies.

                                        .    Purchase or sale of up to the
                                             greater of 100 shares or $10,000 of
                                             securities ranked 201 to 500 on the
                                             Russell list of largest publicly
                                             traded companies.

                                        The Investment Employee is limited to
                                        two such trades in the securities of any one issuer in any calendar month.

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Exemptions from Requirement        Preclearance is not required for the
to Preclear                        following transactions:

                                   .    Purchases or sales of Exempt Securities
                                        (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                                   .    Purchases or sales of non-affiliated
                                        closed-end investment companies; non-
                                        financial commodities (such as
                                        agricultural futures, metals, oil, gas,
                                        etc.), currency futures, financial
                                        futures, index futures and index
                                        securities;

                                   .    Purchases or sales effected in any
                                        account over which an employee has no
                                        direct or indirect control over the
                                        investment decision making process
                                        (e.g., discretionary trading accounts).
                                        Discretionary trading accounts may only
                                        be maintained, without being subject to
                                        preclearance procedures, when the
                                        Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                                   .    Transactions that are non-volitional on
                                        the part of an employee (such as stock
                                        dividends);

                                   .    The sale of Mellon stock received upon
                                        the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                                   .    Changes to elections in the Mellon
                                        401(k) plan;

                                   .    Purchases effected upon the exercise of
                                        rights issued by an issuer pro rata to
                                        all holders of a class of securities, to the extent such rights were acquired from such issuer;

                                   . Sales of rights acquired from an issuer, as described above; and/or

                                   .    Sales effected pursuant to a bona fide
                                        tender offer.

Gifting of Securities              Investment Employees desiring to make a bona
                                   fide gift of securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, Investment
                                   Employees must report such bona fide gifts to the designated Preclearance Compliance
                                   Officer. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

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DRIPS, DPPs and AIPs               Certain companies with publicly traded
                                   securities establish:

                                   .    Dividend Reinvestment Plans (DRIPs)--
                                        These permit shareholders to have their
                                        dividend payments channeled to the
                                        purchase of additional shares of such
                                        company's stock. An additional benefit
                                        offered to DRIP participants is the
                                        right to buy additional shares by
                                        sending in a check before the dividend
                                        reinvestment date ("optional cash
                                        purchases").

                                   .    Direct Purchase Plans (DPPs)--These
                                        allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                                   . Automatic Investment Plans (AIPs)--These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                                   Participation in a DRIP, DPP or AIP
                                   is voluntary.

                                   Investment Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                                   Investment Employees must preclear all
                                   optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.

Statement of Securities            Within ten days of receiving this Policy
Accounts and Holdings              and on an annual basis thereafter, all
                                   Investment Employees must submit to the
                                   designated Preclearance Compliance Officer:

                                   .    a listing of all securities trading
                                        accounts in which the employee has a
                                        beneficial interest.

                                   .    a statement of all securities in which
                                        they presently have any direct or
                                        indirect beneficial ownership other than
                                        Exempt Securities, as defined in the
                                        Glossary.

                                   The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with this Policy.

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Restricted List                    Each Preclearance Compliance Officer will
                                   maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in their area. From time to time, such trading restrictions may be appropriate to protect
                                   Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                                   The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

Confidential Treatment             The Manager of Corporate Compliance and/or
                                   Preclearance Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from Investment Employees are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.

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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                              Investment Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                              The following restrictions apply to all
                              transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 31 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                              . Short Sales-Short sales of Mellon securities by employees are prohibited.

                              . Short Term Trading-Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                              . Margin Transactions-Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                              .    Option Transactions-Option transactions
                                   involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                              .    Major Mellon Events-Employees who have
                                   knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                              .    Mellon Blackout Period-Employees are
                                   prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

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Mellon 401(k) Plan            For purposes of the blackout period and the short
                              term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common
                              Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                              . Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                              . Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days.
                                   However:

                                   .    with respect to Investment Employees,
                                        any profits realized on short term
                                        changes in the 401(k) will not have to
                                        be disgorged.

                                   .    changes to existing account balance
                                        allocations in the 401(k) plan will not
                                        be compared to transactions in Mellon
                                        securities outside the 401(k) for
                                        purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                              Except for the above there are no other
                              restrictions applicable to the 401(k) plan. This means, for example:

                              . Employees are not required to preclear any elections or changes made in their 401(k) account.

                              .    There is no restriction on employees'
                                   changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                              . The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

Mellon Employee               Receipt-Your receipt of an employee stock option
Stock Options                 from Mellon is not deemed to be a purchase of a
                              security. Therefore, it is exempt from
                              preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                              Exercises-The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

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Mellon Employee               "Cashless" Exercises-The exercise of an employee
Stock Options                 stock option which is part of a "cashless
(cont.)                       exercise" or "netting of shares" that is
                              Shareholder Services is exempt from the
                              preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                              Sales-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                              Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                              The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                              The following restrictions apply to all securities transactions by employees:

                              . Customer Transactions-Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                              .    Excessive Trading, Naked Options-Mellon
                                   discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                              . Front Running-Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

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                              . Initial Public Offerings-Investment Employees are prohibited from acquiring securities through an allocation by the under-writer of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                              . Material Nonpublic Information-Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                              . Private Placements-Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance, the designated Preclearance Compliance Officer and the Investment Employee's department head. Approval must be given by all three persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                              .    Scalping-Employees may not engage in
                                   "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                              .    Short Term Trading-All Employees are
                                   discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. With respect to Investment Employees, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.

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Prohibition on Investments in      You are prohibited from acquiring any
Securities of Financial Services   security issued by a financial services
Organization                       organization if you are:

                                   . a member of the Mellon Senior Management Committee.

                                   .    employed in any of the following
                                        departments:
                                        .    Corporate Strategy & Development
                                        .    Legal (Pittsburgh only)
                                        .    Finance (Pittsburgh only)

                                   .    an employee specifically designated by
                                        the Manager of Corporate Compliance and
                                        informed that this prohibition is
                                        applicable to you.

                                   Financial Services Organizations-The term
                                   "security issued by a financial services
                                   organization" includes any security issued
                                   by:

                                   .    Commercial Banks other than Mellon
                                   .    Bank Holding Companies other than
                                        Mellon
                                   .    Insurance Companies
                                   .    Investment Advisory Companies
                                   .    Shareholder Servicing Companies
                                   .    Thrifts
                                   .    Savings and Loan Associations
                                   .    Broker/Dealers
                                   .    Transfer Agents
                                   .    Other Depository Institutions

                                   The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                   Effective Date-Securities of financial
                                   services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                                   Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                                   Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                                   Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

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Beneficial Ownership               The provisions of the Policy apply to
                                   transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                                   .    accounts of a spouse, minor children or
                                        relatives to whom substantial support is contributed;

                                   .    accounts of any other member of the
                                        employee's household (e.g., a relative
                                        living in the same home);

                                   .    trust or other accounts for which the
                                        employee acts as trustee or otherwise
                                        exercises any type of guidance or
                                        influence;

                                   .    corporate accounts controlled, directly
                                        or indirectly, by the employee;

                                   .    arrangements similar to trust accounts
                                        that are established for bona fide
                                        financial purposes and benefit the
                                        employee; and

                                   . any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").


Non-Mellon Employee                The provisions discussed above do not apply
Benefit Plans                      to transactions done under a bona fide
                                   employee benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                   The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING CONFIDENTIAL INFORMATION

                                   As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

Insider Trading and Tipping        Federal securities laws generally prohibit
Legal Prohibitions                 the trading of securities while in possession
                                   of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

                                   Information is "material" if there is a
                                   substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                                   .    a proposal or agreement for a merger,
                                        acquisition or divestiture, or for the
                                        sale or purchase of substantial assets;

                                   .    tender offers, which are often material
                                        for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                                   .    dividend declarations or changes;

                                   .    extraordinary borrowings or liquidity
                                        problems;

                                   .    defaults under agreements or actions by
                                        creditors, customers or suppliers
                                        relating to a company's credit standing;

                                   .    earnings and other financial
                                        information, such as large or unusual
                                        write-offs, write-downs, profits or
                                        losses;

                                   .    pending discoveries or developments,
                                        such as new products, sources of
                                        materials, patents, processes,
                                        inventions or discoveries of mineral
                                        deposits;

                                   .    a proposal or agreement concerning a
                                        financial restructuring;

                                   .    a proposal to issue or redeem
                                        securities, or a development with
                                        respect to a pending issuance or
                                        redemption of securities;

                                   .    a significant expansion or contraction
                                        of operations;

                                   .    information about major contracts or
                                        increases or decreases in orders;

                                   . the institution of, or a development in, litigation or a regulatory proceeding;

                                   .    developments regarding a company's
                                        senior management;

                                   .    information about a company received
                                        from a director of that company; and

                                   .     information regarding a company's
                                         possible noncompliance with
                                         environmental protection laws.

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Insider Trading and Tipping        This list is not exhaustive. All relevant
Legal Prohibitions                 circumstances must be considered when
(cont.)                            determining whether an item of information is
                                   material.


                                   "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                                   If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

Mellon's Policy                    Employees who possess material nonpublic
                                   information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                                   Employees who have investment
                                   responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                   Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                   Questions regarding Mellon's policy on
                                   material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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Restrictions on the Flow of        As a diversified financial services
Information within Mellon          organization, Mellon faces unique  challenges
(The "Chinese Wall")               in complying with the prohibitions on insider
                                   trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information
                                   (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese
                                   Wall.

SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS

                                   Certain Portfolio Managers and Research
                                   Analysts in the fiduciary businesses have been designated as Access Decision Makers and are subject to additional procedures which are discussed in a separate edition of the Securities Trading Policy. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, designated Preclearance Compliance Officer or the Manager of Corporate Compliance.


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Section Three-Applicable to Other Employees

QUICK REFERENCE-OTHER EMPLOYEES

Some things you must do

 .    If you buy or sell Mellon Financial Corporation securities you must provide a report of the trade and a copy of the broker confirmation within 10 days of transaction to the Manager of Corporate Compliance, AIM 151-4340. This does not apply to the exercise of employee stock options, or changes in elections under Mellon's 401(k) Retirement Savings Plan.

 .    If you want to purchase any security in a Private Placement you must first obtain the approval of your Department/Entity head and the Manager of Corporate Compliance. Contact the Manager of Corporate Compliance at 412-234-0810.

 .    Acquisition of securities through an allocation by the underwriter of an
     Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

 .    For Employees who are subject to the prohibition on new investments in financial services organizations (certain employees only-see page 41), broker must send directly to Manager of Corporate Compliance, Mellon Financial Corporation, PO Box 3130, Pittsburgh, PA 15230-3130:

     .    Broker trade confirmations summarizing each transaction

     .    Periodic statements

     Exhibit A can be used to notify your broker of all accounts for which your broker will be responsible for sending duplicate confirmations and statements.

Some things you must not do

Mellon Securities--The following transactions in Mellon
securities are prohibited for all Mellon Employees:
 .    Short sales
 .    Purchasing and selling or selling and purchasing within 60 days
 .    Purchasing or selling during a blackout period
 .    Margin purchases or options other than employee options.

Non-Mellon Securities--

 .    New investments in financial services organizations (certain employees only-see page 41).

Other restrictions are detailed throughout Section Three. Read the Policy!

Questions?
412-234-1661

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.

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STANDARDS OF CONDUCT FOR OTHER EMPLOYEES

                                   Every Other Employee must follow these
                                   procedures or risk serious sanctions,
                                   including dismissal. If you have any
                                   questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

Conflict of Interest               No employee may engage in or recommend any
                                   securities transaction that places, or
                                   appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

Material Nonpublic                 No employee may engage in or recommend a
Information                        securities transaction, for his or her own
                                   benefit or for the benefit of others,
                                   including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

Brokers Trading Accounts-All employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account.

Personal Securities Transactions   Other Employees must report in writing to the
Reports                            Manager of Corporate Compliance within ten
                                   calendar days whenever they purchase or sell
                                   Mellon securities. Purchases and sales
                                   include optional cash purchases under
                                   Mellon's Dividend Reinvestment and Common
                                   Stock Purchase Plan (the "Mellon DRIP").

                                   It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.

Brokerage Account Statements       Certain Other Employees are subject to the
                                   restriction on investments in financial
                                   services organizations and are required to instruct their brokers to send statements directly to Corporate Compliance. See page
                                   41.

                                   An example of an instruction letter to a broker is contained in Exhibit A.

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Confidential Treatment             The Manager of Corporate Compliance will use
                                   his or her best efforts to assure that all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential."
                                   However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside
                                   Mellon as are necessary to evaluate
                                   compliance with or sanctions under this
                                   Policy.

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

                                   Employees who engage in transactions
                                   involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                                   The following restrictions apply to all
                                   transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be expected to exercise influence or control (see provisions under "Beneficial Ownership" on page 42 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                                   .    Short Sales-Short sales of Mellon
                                        securities by employees are prohibited.

                                   .    Short Term Trading-Employees are
                                        prohibited from purchasing and selling,
                                        or from selling and purchasing Mellon
                                        securities within any 60 calendar day
                                        period.

                                   .    Margin Transactions-Purchases on margin
                                        of Mellon's publicly traded securities
                                        by employees is prohibited. Margining
                                        Mellon securities in connection with a
                                        cashless exercise of an employee stock
                                        option through the Human Resources
                                        Department is exempt from this
                                        restriction. Further, Mellon securities
                                        may be used to collateralize loans or
                                        the acquisition of securities other than those issued by Mellon.

                                   .    Option Transactions-Option transactions
                                        involving Mellon's publicly traded
                                        securities are prohibited. Transactions
                                        under Mellon's Long-Term Incentive Plan
                                        or other employee option plans are
                                        exempt from this restriction.

                                   .    Major Mellon Events-Employees who have
                                        knowledge of major Mellon events that
                                        have not yet been announced are
                                        prohibited from buying or selling
                                        Mellon's publicly traded securities
                                        before such public announcements, even
                                        if the employee believes the event does
                                        not constitute material nonpublic
                                        information.

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                    . Mellon Blackout Period-Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.


Mellon 401(k) Plan  For purposes of the blackout period and the short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                    . Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                    . Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                    Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                    . Employees are not required to preclear any elections or changes made in their 401(k) account.

                    . There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                    . The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

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Mellon Employee     Receipt-Your receipt of an employee stock option from
Stock Options       Mellon is not deemed to be a purchase of a security.
                    Therefore, it is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                    Exercises-The exercise of an employee stock option that results in your holding the shares is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                    "Cashless" Exercises-The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                    Sales-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                    Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensi- tive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 42, which is applicable to the following restrictions.The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restric- tions in addition to the restrictions and reporting requirements set forth below.

                    The following restrictions apply to all securities transactions by employees:

                    . Credit, Consulting or Advisory Relationship-Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition

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                         does not apply to transactions in open end mutual funds.
                    . Customer Transactions-Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                    . Excessive Trading, Naked Options-Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                    . Front Running-Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                    . Initial Public Offerings-Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                    . Material Nonpublic Information-Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                    . Private Placements-Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                    . Scalping-Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                    . Short Term Trading-Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.
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Prohibition on Investments in       You are prohibited from acquiring any
Securities of Financial Services    security issued by a financial services
Organizations                       organization if you are:

                                    .   a member of the Mellon Senior Management
                                        Committee.

                                    .   employed in any of the following
                                        departments:
                                        .  Corporate Strategy & Development
                                        .  Legal (Pittsburgh only)
                                        .  Finance (Pittsburgh only)

                                    .   an employee specifically designated by
                                        the Manager of Corporate Compliance and
                                        informed that this prohibition is
                                        applicable to you.

                                    Brokerage Accounts-All employees subject to this restriction on investments in financial services organizations are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account has no reportable securities traded in it, the employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is contained in Exhibit A.

                                    Financial Services Organizations-The term
                                    "security issued by a financial services
                                    organization" includes any security issued
                                    by:

                                    .   Commercial Banks other than Mellon
                                    .   Bank Holding Companies other than Mellon
                                    .   Insurance Companies
                                    .   Investment Advisory Companies
                                    .   Shareholder Servicing Companies
                                    .   Thrifts
                                    .   Savings and Loan Associations
                                    .   Broker/Dealers
                                    .   Transfer Agents
                                    .   Other Depository Institutions

                                    The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                                    Effective Date-Securities of financial
                                    services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

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Prohibition on Investments in       Additional securities of a financial
Securities of Financial Services    services organization acquired through the
Organizations                       reinvestment of the dividends paid by such
(cont.)                             financial services organization through a
                                    dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                                    Securities acquired in any account over
                                    which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                                    Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

Beneficial Ownership                The provisions of the Policy apply to
                                    transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                                    . accounts of a spouse, minor children or
                                      relatives to whom substantial support is contributed;

                                    . accounts of any other member of the
                                      employee's household (e.g. a relative
                                      living in the same home);

                                    . trust or other accounts for which the
                                      employee acts as trustee or otherwise
                                      exercises any type of guidance or
                                      influence;

                                    . corporate accounts controlled, directly or
                                      indirectly, by the employee;

                                    . arrangements similar to trust accounts
                                      that are established for bona fide
                                      financial purposes and benefit the
                                      employee; and

                                    . any other account for which the employee
                                      is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").


Non-Mellon Employee                 The provisions discussed above do not apply
Benefit Plans                       to transactions done Benefit Plans under a
                                    bona fide employee benefits plan
                                    administered by an organization not
                                    affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization.
                                    This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                                    The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING CONFIDENTIAL INFORMATION

                                      As an employee you may receive information about Mellon, its cus-tomers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

Insider Trading and Tipping           Federal securities laws generally prohibit
Legal Prohibitions                    the trading of securities while in
                                      possession of "material nonpublic"
                                      information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based
                                      (tipping) may also be liable.

                                      Information is "material" if there is a
                                      substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                                      .  a proposal or agreement for a merger,
                                         acquisition or divestiture, or for the
                                         sale or purchase of substantial assets;

                                      .  tender offers, which are often material
                                         for the party making the tender offer
                                         as well as for the issuer of the
                                         securities for which the tender offer
                                         is made;

                                      .  dividend declarations or changes;

                                      .  extraordinary borrowings or liquidity
                                         problems;

                                      .  defaults under agreements or actions by
                                         creditors, customers or suppliers
                                         relating to a company's credit
                                         standing;

                                      .  earnings and other financial
                                         information, such as large or unusual
                                         write-offs, write-downs, profits or
                                         losses;

                                      .  pending discoveries or developments,
                                         such as new products, sources of
                                         materials, patents, processes,
                                         inventions or discoveries of mineral
                                         deposits;

                                      .  a proposal or agreement concerning a
                                         financial restructuring;

                                      .  a proposal to issue or redeem
                                         securities, or a development with
                                         respect to a pending issuance or
                                         redemption of securities;

                                      .  a significant expansion or contraction
                                         of operations;

                                      .  information about major contracts or
                                         increases or decreases in orders;

                                      .  the institution of, or a development
                                         in, litigation or a regulatory
                                         proceeding;

                                      .  developments regarding a company's
                                         senior management; information about a
                                         company received from a director of
                                         that company; and

                                      .  information regarding a company's
                                         possible noncompliance with
                                         environmental protection laws.

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Insider Trading and Tipping        This list is not exhaustive. All relevant
Legal Prohibitions                 circumstances must be considered when
(cont.)                            determining whether an item of information
                                   is material.

                                   "Nonpublic"- Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                                   If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

Mellon's Policy                    Employees who possess material nonpublic
                                   information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                                   Employees who have investment
                                   responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                                   Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                                   Questions regarding Mellon's policy on
                                   material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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Restrictions on the Flow of         As a diversified financial services
Information within Mellon           organization, Mellon faces unique
(The "Chinese Wall")                challenges in complying with the
                                    prohibitions on insider trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that com- pany's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese
                                    Wall" separates the Mellon units or
                                    individuals that are likely to receive
                                    material nonpublic information (Potential
                                    Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese
                                    Wall.

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Definitions         . 40-Act entity-A Mellon entity registered under the
                      Investment Company Act and/or the Investment Advisers Act of 1940.

                    . Access Decision Maker-A person designated as such by the
                      Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

                    . access person-As defined by Rule 17j-1 under the
                      Investment Company Act of 1940, "access person" means:

                      (A) With respect to a registered investment company or an
                          investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

                      (B) With respect to a principal underwriter, any director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

                      (C) Notwithstanding the provisions of paragraph (A)
                          hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

                      (D) An investment adviser is "primarily engaged in a
                          business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

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                         . advisory person of a registered investment company or an investment adviser thereof means:

                              (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

                              (B) Any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

                         .    approval-written consent or written notice of non-
objection.

                         . beneficial ownership-The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                              Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                              Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other adminis-trators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securi- ties owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or

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                .   beneficial ownership-definition continued:
                    the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                    In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

                    With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                    To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio

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Glossary
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                     .   beneficial ownership-definition continued:
                         securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                         Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                         The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.

                     . "Chinese Wall" Policy-procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                     . direct family relation-employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                     . discretionary trading account-an account over which the employee has no direct or indirect control over the investment decision making process.

                     . employee-any employee of Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

                     .   exempt securities-Exempt Securities are defined as:
                         .   direct obligations of the government of the United
                             States;
                         .   high quality short-term debt instruments;
                         .   bankers' acceptances;
                         .   bank certificates of deposit and time deposits;
                         .   commercial paper;
                         .   repurchase agreements;
                         .   securities issued by open-end investment companies;


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Glossary
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                     .   family relation-see direct family relation.

                     . General Counsel-General Counsel of Mellon Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

                     . index fund-an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

                     . initial public offering (IPO)-the first offering of a company's securities to the public through an allocation by the underwriter.

                     . investment club- is a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                     . investment company-a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                     . Investment Ethics Committee is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

                         . President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair)

                         .    General Counsel, Mellon Financial Corporation

                         .    Chief Risk Management Officer, Mellon Trust

                         . Manager of Corporate Compliance, Mellon Financial Corporation

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Glossary
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                         .    Corporate Chief Auditor, Mellon Financial
                              Corporation

                         . Chief Investment Officer, Mellon Private Asset Management

                         . Executive Officer of a Mellon investment adviser (rotating membership)

                         The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

                    . Manager of Corporate Compliance-the employee within the Audit & Risk Review Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                    . Mellon-Mellon Financial Corporation and all of its direct and indirect subsidiaries.

                    . Option-a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                         .    Call Options

                              If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

                              If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

                         .    Put Options

                              If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.

                              If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

                         Below is a table describing the above:


                                         Transaction Type
                         ------------------------------------------------------
                         Option Type          Buy                 Sale
                         ------------------------------------------------------
                             Put            Sale of            Purchase of
                                      Underlying Security  Underlying Security
                         ------------------------------------------------------
                             Call         Purchase of           Sale of
                                      Underlying Security  Underlying Security
                         ------------------------------------------------------


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Glossary
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                         . Preclearance Compliance Officer-a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                         . private placement-an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                         . Senior Management Committee-the Senior Management Committee of Mellon Financial Corporation.

                         . short sale-the sale of a security that is not owned by the seller at the time of the trade.


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Exhibit A-Sample Instruction
Letter to Broker


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          [LOGO OF MELLON]

          Date

          Broker ABC
          Street Address
          City, State ZIP

          Re:  John Smith & Mary Smith
               Account No. xxxxxxxxxxxx

          In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

          Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

                    Manager, Corporate Compliance
                    Mellon Financial Corporation
                    PO Box 3130 Pittsburgh, PA  15230-3130

                    or

                    Preclearance Compliance Officer
                    (obtain address from your designated Preclearance Compliance Officer)

          Thank you for your cooperation in this request.


          Sincerely yours,



          Employee

          cc:   Manager, Corporate Compliance (151-4340) or
                Preclearance Compliance Officer


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              Questions Concerning the Securities Trading Policy?
              Contact Corporate Compliance, (412) 234-1661
              AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001

              [LOGO OF MELLON]

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              Corporate Compliance
              www.mellon.com